NewHold Investment Corp.

INDEX TO BALANCE SHEET

PAGE
Report of Independent Registered Public Accounting Firm	F-2
Financial Statements:
Balance Sheet	F-3

Notes to Balance Sheet	F-4 – F-10

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
NewHold Investment Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of NewHold Investment Corp. (the "Company") as of August 4, 2020, and the related notes (collectively referred to as the "financial statement"). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of August 4, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company's auditor since 2020

New York, New York

August 10, 2020

NEWHOLD INVESTMENT CORP.
BALANCE SHEET

August 4, 2020

ASSETS
Current assets -
Cash	$2,235,000
Prepaid expenses	102,000
Total current assets	2,337,000
Non-current asset – Cash held in Trust Account	150,000,000
Total assets	$152,337,000

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable (including approximately $325,000 for offering costs)	$336,000
Accrued offering costs	98,000
Accrued formation costs	2,000
Note payable to Sponsor	47,000
Total current liabilities	483,000
Other liabilities – Deferred underwriting compensation	5,250,000
Total liabilities	5,733,000

Commitments and contingencies

Common stock subject to possible redemption: 14,160,431 shares at August 4, 2020 (at approximately $10.00 per share)	141,604,000

Stockholder’s equity:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, none issued or outstanding	-
Class A common stock, $0.0001 par value, 45,000,000 shares authorized, 839,569 shares issued and outstanding (excluding 14,160,431 shares subject to possible redemption) at August 4, 2020	-
Class B common stock, $0.0001 par value, 5,000,000 shares authorized, 4,312,500(1) issued and outstanding at August 4, 2020	-
Additional paid-in-capital	5,002,000
Accumulated deficit	(2,000)
Total stockholder’s equity	5,000,000
Total liabilities and stockholder’s equity	$152,337,000
____________

(1)      Includes an aggregate of 562,500 shares of Class B common stock held by the Sponsor (as defined in Note 1 hereto) and, subsequent to June 30, 2020, the Anchor Investors that are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is not exercised in full or in part.

See accompanying notes to financial statement.

NEWHOLD INVESTMENT CORP.
Notes to Balance Sheet

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

NewHold Investment Corp. (the “Company”) was incorporated in Delaware on January 24, 2020 as NewHold Industrial Corp. and on February 14, 2020 changed its name to NewHold Investment Corp. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

At August 4, 2020, the Company had not commenced any operations. All activity for the period from January 24, 2020 (date of inception) to August 4, 2020 relates to the Company’s formation and the initial public offering (“Public Offering”) described below. The Company will not generate any operating revenues until after completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering. The Company has selected December 31st as its fiscal year end. All dollar amounts are rounded to the nearest thousand dollars.

Sponsor and Financing:

The Company’s sponsor is NewHold Industrial Technology Holdings LLC, a Delaware limited liability company (the “Sponsor”). The Company intends to finance a Business Combination with proceeds from the $150,000,000 Public Offering (Note 3) and a $5,250,000 private placement (Note 4). Upon the closing of the Public Offering and the private placement, $150,000,000 (or $172,500,000 if the underwriters’ over-allotment option is exercised in full — Note 3) will be held in a trust account (the “Trust Account”).

The Trust Account:

The funds in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of its initial Business Combination or (ii) the distribution of the Trust Account as described below. The remaining funds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisition targets and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay tax obligations and up to $250,000 per year for working capital purposes, if any, (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account will be released until the earliest of: (a) the completion of the initial Business Combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the ability of holders of the public shares to seek redemption in connection with our initial business combination or the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 24 months from the closing of the Public Offering or (ii) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity, and (c) the redemption of the public shares if the Company is unable to complete the initial Business Combination within 24 months from the closing of the Public Offering, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of creditors, if any, which could have priority over the claims of the Company’s public stockholders. At August 4, 2020, the assets held in the Trust Account were held in cash.

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination with a Target Business. As used herein, “Target Business” is one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less deferred underwriting commissions and any taxes payable on interest earned) at the time of signing a definitive agreement in connection with the Company’s initial Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and amounts released for working capital, or (ii) provide stockholders with the opportunity to have their shares redeemed by the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and amounts released to the Company for working capital. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by the rules of the Nasdaq Capital Market. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of Class A and Class B common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of a Business Combination. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable and amounts released to the Company for working capital. As a result, such shares of Class A common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with FASB ASC 480, “Distinguishing Liabilities from Equity.” The amount in the Trust Account is initially anticipated to be $10.00 per public common share ($150,000,000 held in the Trust Account divided by 15,000,000 public shares, or $172,500,000 held in the Trust Account divided by 17,250,000 public shares if the underwriters exercise their over-allotment option in full).

The Company will only have 24 months from the closing date of the Public Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of Class A common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and amounts released for working capital (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its creditors and remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with us, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of Class A common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within 24 months from the closing of the Public Offering.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the price per Unit in the Public Offering.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The balance sheet of the Company is presented in U.S. dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America. All amounts, except per share amounts, have been rounded to the nearest thousand. In connection with the Company’s assessment of going concern considerations in accordance with ASU 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” as of August 4, 2020, management has determined that the Company’s current liquidity is sufficient to fund the working capital needs of the Company until at least one year from the date of issuance of the audited financial statements.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and Cash Equivalents:

The Company considers all highly liquid instruments with original maturities of three months or less when acquired, to be cash equivalents.  The Company had no cash equivalents at August 4, 2020.

Cash in Trust Account:

At August 4, 2020, the assets held in the Trust Account were held in cash.

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates:

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Deferred Offering Costs:

The Company complies with the requirements of the FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A — “Expenses of Offering”. Costs incurred in connection with preparation for the Offering (approximately $8,674,000) including underwriters’ discount, have been charged to equity upon completion of the Offering.

Income Taxes:

The Company follows the asset and liability method of accounting for income taxes under FASB ASC, 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of August 4, 2020. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at August 4, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The tax provision at August 4, 2020 is considered de minimus.

Redeemable Common Stock:

As discussed in Note 3, all of the 15,000,000 public shares sold as part of Units in the Public Offering contain a redemption feature which allows for the redemption of public shares if the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its public shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001 upon the closing of a Business Combination.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of the securities at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by adjustments to additional paid-in capital. Accordingly, at closing on August 4, 2020 14,160,431 of the 15,000,000 public shares were classified outside of permanent equity.

Accounting for Potential Warrant Adjustments:

The Company accounts for potential adjustments of warrant exercise prices due to possible down round financings in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480) and Derivatives and Hedging (Topic 815): Part I. Accounting for Certain Financial Instruments with Down Round Features; Part II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Non-controlling Interests with a Scope Exception. Part I of this update addresses the complexity of accounting for certain financial instruments with down round features. Down round features are features of certain equity-linked instruments (or embedded features) that result in the strike price being reduced on the basis of the pricing of future equity offerings. Also, entities must adjust their basic Earnings Per Share (“EPS”) calculation for the effect of the down round provision when triggered (that is, when the exercise price of the related equity-linked financial instrument is adjusted downward because of the down round feature). That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. The Company would also recognize the effect of the trigger within equity. The guidance became effective for fiscal years beginning after December 15, 2018. The adoption of this guidance enables the Company to record the warrants as equity instruments and is not expected to have a material impact on the Company’s financial position, results of operations, cash flows or disclosures until a trigger event occurs.

Recent Accounting Pronouncements:

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Commitments & Contingencies:

Risks and Uncertainties.    Management is continuing to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position and/or a search for a target company, the specific impact is not readily determinable as of the date of this balance sheet. The balance sheet does not include any adjustments that might result from the outcome of this uncertainty.

Subsequent Events:

The Company evaluated subsequent events and transactions that occurred after August 4, 2020, the audited balance sheet date, through August 10, 2020, the date that the audited balance sheet was available to be issued.

NOTE 3 — PUBLIC OFFERING

On August 4, 2020, the Company closed on the Public Offering of 15,000,000 units at a price of $10.00 per unit (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value and one-half of one redeemable warrant (the “Warrants”). Each whole Warrant offered in the Public Offering is exercisable to purchase one share of our Class A common stock for $11.50 per share. Only whole Warrants may be exercised. Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination. No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of Class A common stock to be issued to the Warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Class A common stock to the holder upon exercise of a Warrant during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of Class A common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

In addition, if the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by them, as applicable, prior to such issuance) (the “newly issued price”), the exercise price of the Warrants and the Private Placement Warrants (as defined below) will be adjusted (to the nearest cent) to be equal to 115% of the newly issued price.

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotments, at the public offering price less underwriting discounts and commissions. The Warrants that would be issued in connection with 2,250,000 over-allotment units are identical to the public Warrants and have no net cash settlement provisions.

The Company paid an underwriting discount of 2.0% of the per Unit price to the underwriters at the closing of the Public Offering (an aggregate fee of $3,000,000 if the underwriter’s overallotment option is not exercised.).

In addition, the Company expects to pay an underwriting commission of 3.5% of the per Unit price to the underwriters (an aggregate of $5,250,000 if the underwriters’ overallotment option is not exercised), which commission will be deposited in the Trust Account at the closing of the Public Offering and will be released to the underwriters only upon and concurrently with completion of the Company’s initial Business Combination.

NOTE 4 — RELATED PARTY TRANSACTIONS

Founder Shares

In February 2020, the Sponsor purchased 4,312,500 shares of Class B common stock (the “Founder Shares”) for $25,000, or approximately $0.006 per share. In July 2020, (i) the sponsor transferred an aggregate of 867,500 founder shares, including to the following persons: (i) 32,500 founder shares to each of Marc Saiontz and Suzy Taherian, two of the Company’s independent director nominees, (ii) 35,000 founder shares to each of Neil Glat and Brian Mathis, two of the Company’s independent director nominees, (iii) 40,000 founder shares to Kathleen Harris, one of the Company’s independent director nominees, (iv) 50,000 founder shares to Thomas Sullivan, one of the Company’s independent director nominees, (v) 67,500 founder shares to Adam Deutsch, the Company’s Chief Financial Officer, (vi) 100,000 founder shares to Charlie Baynes-Reid, the Company’s Chief Operating Officer, (vii) 135,000 founder shares to each of Kevin Charlton and Charles Goldman, the Company’s Chief Executive Officer and director, respectively, and (viii) 200,000 founder shares to Nick Petruska, the Company’s special advisor; and (ii) the Sponsor forfeited 920,000 shares of Class B common stock and certain funds and accounts managed by Magnetar Financial LLC, UBS O’Connor LLC, and Mint Tower Capital Management B.V (collectively, the “Anchor Investor”) purchased 920,000 shares of Class B common stock from the Company for an aggregate purchase price of approximately $5,333, or approximately $0.006 per share resulting in the Company’s initial stockholders holding an aggregate of 4,312,500 Founder Shares. The Founder Shares are identical to the Class A common stock included in the Units being sold in the Public Offering except that the Founder Shares automatically convert into shares of Class A common stock at the time of the initial Business Combination and are subject to certain transfer restrictions, as described in more detail below. The Sponsor and the Anchor Investor have agreed to forfeit up to 562,500 Founder Shares to the extent that the over-allotment option is not exercised in full or in part by the underwriters. The forfeiture will be adjusted to the extent of the exercise of the over-allotment option so that the initial stockholders will own 20.0% of the Company’s issued and outstanding shares of common stock after the Public Offering. If the Company increases or decreases the size of the Public Offering pursuant to Rule 462(b) under the Securities Act, the Company will effect a stock dividend or share contribution back to capital, as applicable, immediately prior to the consummation of the Public Offering in such amount as to maintain the ownership of the initial stockholders at 20.0% of the Company’s issued and outstanding shares of the Company’s Class A and Class B common stock upon the consummation of the Public Offering.

The Company’s initial stockholders and Anchor Investors have agreed not to transfer, assign or sell any of its Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or (B), subsequent to the Company’s initial Business Combination, if (x) the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination or (y) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property.

Private Placement Warrants

The Sponsor and, in July 2020, the Anchor Investors purchased from the Company an aggregate of 5,250,000 warrants at a price of $1.00 per warrant, a purchase price of $5,250,000 (5,700,000 warrants at a purchase price of $5,700,000 assuming the underwriter’s overallotment option is exercised in full), in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. The purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including the Class A common stock issuable upon exercise of the Private Placement Warrants) are not transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the Sponsor or the Anchor Investors or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or the Anchor Investors or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants being sold as part of the Units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants issued to the Sponsor will expire worthless.

Registration Rights

The Company’s initial stockholders and the holders of the Private Placement Warrants will be entitled to registration rights pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Public Offering. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. There will be no penalties associated with delays in registering the securities under the proposed registration rights agreement.

Related Party Loans

In February 2020, the Sponsor agreed to loan the Company an aggregate of $300,000 by drawdowns of not less than $10,000 each against the issuance of an unsecured promissory note (the “Note”) to cover expenses related to the Public Offering. The Note is non-interest bearing and payable promptly after the earlier of the date on which the Company consummates the Public Offering and the date on which the Company determines not to conduct the Public Offering. As of August 4, 2020, the Company has drawn down approximately $47,000 under the Note, including approximately $3,000 for costs paid directly by the Sponsor. On August 4, 2020, approximately $47,000 was outstanding under the Note which was repaid subsequent to August 4, 2020.

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of August 4, 2020, no Working Capital Loans were outstanding.

Administrative Support Agreement

The Company has agreed to pay $15,000 a month for office space, utilities and secretarial and administrative support to an affiliate of the Sponsor. Services commenced on the date the securities were first listed on the Nasdaq Capital Market and will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company.

NOTE 5 — STOCKHOLDER’S EQUITY

Common Stock

The authorized common stock of the Company, as amended in February 2020, is 50,000,000 shares, including 45,000,000 shares of Class A common stock, par value, $0.0001 and 5,000,000 shares of Class B common stock par value $0.0001. Upon completion of the Public Offering, the Company may (depending on the terms of the Business Combination) be required to increase the authorized number of shares at the same time as its stockholders vote on the Business Combination to the extent the Company seeks stockholder approval in connection with its Business Combination. Holders of the Company’s Class A and Class B common stock vote together as a single class and are entitled to one vote for each share of Class A and Class B common stock. At August 4, 2020 there were 4,312,500 shares of Class B common stock issued and outstanding, 562,500 of which are subject to forfeiture as described in Note 4, and 839,569 shares of Class A common stock issued and outstanding (excluding 14,160,431 shares that are subject to possible redemption.

In July 2020, the Sponsor forfeited 920,000 shares of Class B common stock and the Anchor Investors purchased 920,000 shares of Class B common stock from the Company for an aggregate purchase price of approximately $5,333, or approximately $0.006 per share.

The Class B common shares are identical to the Class A common stock included in the Units being sold in the Public Offering except that the Class B common shares automatically convert into shares of Class A common stock at the time of the initial Business Combination and are subject to certain transfer restrictions, as described in more detail in Note 4.

Preferred Stock

The Company is authorized, as amended in March 2020, to issue 1,000,000 shares of preferred stock, par value $0.0001 with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At August 4, 2020, there were no shares of preferred stock issued or outstanding.